Exhibit 10.1




                                     WAIVER

                                       to

                                CREDIT AGREEMENT


     This WAIVER dated as of August 31, 2007 (this "Waiver") is by and among HAMPSHIRE GROUP, LIMITED (the "Borrower"), HAMPSHIRE DESIGNERS, INC., GLAMOURETTE FASHION MILLS, INC., ITEM-EYES, INC., SB CORPORATION, SHANE HUNTER, INC., MARISA CHRISTINA, INCORPORATED, the Banks party hereto and HSBC Bank USA, National Association, as Agent for the Banks.

                                    RECITALS:

     A. The Borrower, the Guarantors, the Banks and the Agent have entered into a Credit Agreement and Guaranty dated as of August 15, 2003, as amended by Amendment No. 1 thereto dated as of December 29, 2004, by Amendment No. 2 thereto dated as of November 10, 2005, by Amendment No. 3 and Waiver dated as of August 8, 2006 (such Amendment No. 3 and Waiver hereinafter referred to as the "August Waiver"), by Waiver dated as of October 13, 2006 (such Waiver hereinafter referred to as the "October Waiver"), by Amendment No. 4 and Waiver dated as of December 29, 2006 (such Amendment No. 4 and Waiver hereinafter referred to as the "December Waiver"), by Amendment No. 5 and Waiver dated as of March 30, 2007 (such Amendment No. 5 and Waiver hereinafter referred to as the "March Waiver"), by Amendment No. 6 dated as of July 11, 2007 and by Waiver dated as of July 25, 2007 (such Waiver hereinafter referred to as the "July Waiver") (as amended, the "Loan Agreement").

     B. After giving effect to the July Waiver and following the earlier March Waiver, the Borrower has requested, and the Banks have agreed, to waive compliance with the Section 8.08(b) of the Loan Agreement requirement for the Borrower to deliver the annual financial statements of the Borrower and its Subsidiaries for the Fiscal Year ending December 31, 2006 within the time period therein required, so long as the Borrower delivers such financial statements by August 31, 2007.

     C. The Borrower has requested that the Banks continue such waiver originally granted pursuant to the March Waiver, to a new deadline of September 17, 2007 for delivery of the annual financial statements of the Borrower and its Subsidiaries for the Fiscal Year ending December 31, 2006.

     D. After giving effect to the July Waiver and following the earlier March Waiver, the Borrower has requested, and the Banks have agreed, to waive compliance with the Section 8.08(a) of the Loan Agreement requirement for the Borrower to deliver the quarterly financial statements of the Borrower and its Subsidiaries for the quarter ending March 31, 2007 within the time period therein required, so long as the Borrower delivers such financial statements by September 28, 2007.

     E. The Borrower has requested that the Banks continue such waiver originally granted pursuant to the March Waiver, to a new deadline of October 31, 2007 for delivery of the quarterly financial statements of the Borrower and its Subsidiaries for the quarter ending March 31, 2007.

     F. After giving effect to the July Waiver and following the earlier March Waiver, the Borrower has requested, and the Banks have agreed, to waive compliance with the Section 8.08(a) of the Loan Agreement requirement for the Borrower to deliver the quarterly financial statements of the Borrower and its Subsidiaries for the quarter ending June 30, 2007 within the time period therein required, so long as the Borrower delivers such financial statements by October 31, 2007.

     G. The Borrower has requested that the Banks continue such waiver originally granted pursuant to the March Waiver, to a new deadline of November 19, 2007 for delivery of the quarterly financial statements of the Borrower and its Subsidiaries for the quarter ending June 30, 2007.

     H. The Borrower has requested, and the Banks have agreed, to waive compliance with the Section 8.08(a) of the Loan Agreement requirement for the Borrower to deliver the quarterly financial statements of the Borrower and its Subsidiaries for the quarter ending September 29, 2007 within the time period therein required, so long as the Borrower delivers such financial statements by December 10, 2007.

     I. The Banks are agreeable to extend the deadlines for the July Waiver and to add such new waivers, on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration whose receipt and sufficiency are acknowledged, the Borrower, the Guarantors, the Banks and the Agent hereby agree as follows:

     Section 1. Definitions. Each capitalized term used but not defined in this Waiver shall have the meaning ascribed to such term in the Loan Agreement.


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     Section 2. Waivers.

          2.01 After giving effect to the July Waiver and following the earlier March Waiver, the Borrower has requested that the Banks waive compliance with
Section 8.08(b) of the Loan Agreement to the extent it requires the Borrower to deliver to the Banks the annual financial statements of the Borrower and its Subsidiaries for the Fiscal Year ending December 31, 2006 within the time period then required, so long as the Borrower delivered such financial statements by August 31, 2007. By its execution hereof, the Banks hereby agree to waive compliance with such covenant solely for the Fiscal Year ending December 31, 2006 and not for any future periods, so long as the annual financial statements for the Fiscal Year ending December 31, 2006 shall be delivered to the Banks on or before September 17, 2007. Notwithstanding anything to the contrary, the foregoing waiver shall apply only provided no other Default or Event of Default (other than those Defaults or Events of Default being waived in other Sections of this Waiver (other than those Defaults or Events of Default with respect to Financial Covenants and subject to Section 2.06 hereof)) is continuing as of the date hereof.

          2.02 After giving effect to the July Waiver and following the earlier March Waiver, the Borrower has requested that the Banks waive compliance with
Section 8.08(a) of the Loan Agreement to the extent it requires the Borrower to deliver to the Banks the quarterly financial statements of the Borrower and its Subsidiaries for the quarter ending March 31, 2007 within the time period then required, so long as the Borrower delivered such financial statements by September 28, 2007. By its execution hereof, the Banks hereby agree to waive compliance with such covenant solely for the fiscal quarter ending March 31, 2007 and not for any future periods, so long as the quarterly financial statements for the fiscal quarter ending March 31, 2007 shall be delivered to the Banks on or before October 31, 2007. Notwithstanding anything to the contrary, the foregoing waiver shall apply only provided no other Default or Event of Default (other than those Defaults or Events of Default being waived in other Sections of this Waiver (other than those Defaults or Events of Default with respect to Financial Covenants and subject to Section 2.06 hereof)) is continuing as of the date hereof.

          2.03 After giving effect to the July Waiver and following the earlier March Waiver, the Borrower has requested that the Banks waive compliance with
Section 8.08(a) of the Loan Agreement to the extent it requires the Borrower to deliver to the Banks the quarterly financial statements of the Borrower and its Subsidiaries for the quarter ending June 30, 2007 within the time period then required, so long as the Borrower delivered such financial statements by October 31, 2007. By its execution hereof, the Banks hereby agree to waive compliance with such covenant solely for the fiscal quarter ending June 30, 2007 and not for any future periods, so long as the quarterly financial statements for the fiscal quarter ending June 30, 2007 shall be delivered to the Banks on or before November 19, 2007. Notwithstanding anything to the contrary, the foregoing waiver shall apply only provided no other Default or Event of Default (other than those Defaults or Events of Default being waived in other Sections of this Waiver (other than those Defaults or Events of Default with respect to Financial Covenants and subject to Section 2.06 hereof)) is continuing as of the date hereof.

          2.04 The Borrower has requested that the Banks waive compliance with
Section 8.08(a) of the Loan Agreement to the extent it requires the Borrower to deliver to the Banks the quarterly financial statements of the Borrower and its Subsidiaries for the quarter ending September 29, 2007 within the time period then required, so long as the Borrower delivered such financial statements by December 10, 2007. By its execution hereof, the Banks hereby agree to waive compliance with such covenant solely for the fiscal quarter ending September 29, 2007 and not for any future periods, so long as the quarterly financial statements for the fiscal quarter ending September 29, 2007 shall be delivered to the Banks on or before December 10, 2007. Notwithstanding anything to the contrary, the foregoing waiver shall apply only provided no other Default or Event of Default (other than those Defaults or Events of Default being waived in other Sections of this Waiver (other than those Defaults or Events of Default with respect to Financial Covenants and subject to Section 2.06 hereof)) is continuing as of the date hereof.

          2.05 The waivers set forth herein are effective only in this one instance, and are not intended to waive compliance with such covenants for any future periods. Such waivers are subject to the satisfaction of the terms and conditions stated below for the effectiveness hereof. Such waivers are limited precisely as written and shall not be deemed to (a) be a waiver of any other term or condition of the Loan Agreement or any of the other Loan Documents, or
(b) prejudice any right or rights which the Banks may have or may have in the future under or in connection with the Loan Agreement or any of the other Loan Documents.

          2.06 Notwithstanding anything to the contrary stated herein, and for avoidance of doubt, in respect to any test dates occurring subsequent to June 29, 2006, (a) none of the waivers set forth herein constitutes an agreement by the Banks to waive compliance by the Borrower and its Restricted Subsidiaries with any financial covenants set forth in Article X of the Loan Agreement (the "Financial Covenants"), and (b) the Banks and the Agent reserve all of their rights and remedies as set forth in the Loan Agreement and other Loan Documents with respect to any non-compliance with any Financial Covenants.

     Section 3. Acknowledgments, Confirmations and Consent.

          3.01 Each of the Borrower and the Guarantors acknowledges and confirms that the Liens granted pursuant to the Security Documents to which it is a party continue to secure the Obligations.

          3.02 Each Guarantor consents in all respects to the execution by the Borrower of this Waiver and acknowledges and confirms that the Guaranty by such Guarantor, as set forth in Article V of the Loan Agreement, guarantees the full payment

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and performance of all of the Obligations, and remains in full force and effect in accordance with its terms.

     Section 4. Representations and Warranties. The Borrower and each Guarantor, as the case may be, each represents and warrants to the Lenders and the Agent as follows:

          4.01 After giving effect to this Waiver, (i) each of the representations and warranties set forth in Article VII of the Loan Agreement is true and correct in all respects as if made on the date of this Waiver, and (ii) no Default or Event of Default exists under the Loan Agreement.

          4.02 The Borrower and each Guarantor has the power to execute, deliver and perform, and has taken all necessary action to authorize the execution, delivery and performance of, this Waiver and the other agreements, instruments and documents to be executed by it in connection with this Waiver. No consent or approval of any Person, no waiver of any Lien or right of distraint or other similar right and no consent, license, certificate of need, approval, authorization or declaration of, or filing with, any governmental authority, bureau or agency is or will be required in connection with the execution, delivery or performance by the Borrower or any Guarantor, or the validity, enforcement or priority, of this Waiver and the other agreements, instruments and documents executed in connection with this Waiver.

          4.03 The execution, delivery and performance by the Borrower and each Guarantor of this Waiver will not violate any Law, and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any Law except those in favor of the Agent.

          4.04 This Waiver has been duly executed and delivered by the Borrower or such Guarantor, as the case may be, and constitutes the valid and legally binding obligation of the Borrower or such Guarantor, as the case may be, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally and except that the remedy of specific performance and other equitable remedies are subject to judicial discretion.

     Section 5. Miscellaneous.

          5.01 Except as specifically modified by this Waiver, the Loan Agreement and each of the other Loan Documents shall remain in full force and effect in accordance with their respective terms.

          5.02 THIS WAIVER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW

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YORK APPLICABLE TO CONTRACTS EXECUTED IN AND TO BE PERFORMED ENTIRELY WITHIN THE
STATE OF NEW YORK BY RESIDENTS OF SUCH STATE.

          5.03 This Waiver may be signed in any number of counterparts with the same effect as if all parties to this Waiver signed the same counterpart.

          5.04 The Borrower agrees to pay the Agent upon demand all reasonable expenses, including reasonable fees of attorneys for the Agent, incurred by the Agent in connection with the preparation, negotiation and execution of this Waiver and any other agreements, instruments and documents executed or furnished in connection with this Waiver.

     Section 6. Effectiveness of Waiver. This Waiver shall become effective as of the date first written above upon receipt by the Agent of (i) original counterparts of this Waiver duly executed by the Borrower, the Guarantors and the Required Banks, (ii) payment to the Agent for the account of the Banks of a non-refundable waiver fee in the amount of $25,000 and (iii) payment of the Agent's legal fees and expenses.

                            [signature pages follow]

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     IN WITNESS WHEREOF, the Borrower, the Guarantors, the Banks and the Agent
have signed and delivered this Waiver as of the date first written above.

                              HAMPSHIRE GROUP, LIMITED


                              By:   /s/ Jonathan Norwood
                                   ---------------------------------------------
                              Name:   Jonathan Norwood
                              Title:  Vice President & Chief Financial Officer

                              HAMPSHIRE DESIGNERS, INC.


                              By:   /s/ Jonathan Norwood
                                   ---------------------------------------------
                              Name:   Jonathan Norwood
                              Title:  Treasurer

                              GLAMOURETTE FASHION MILLS,
                              INC.


                              By:   /s/ Jonathan Norwood
                                   ---------------------------------------------
                              Name:   Jonathan Norwood
                              Title:  Treasurer

                              ITEM-EYES, INC.


                              By:   /s/ Jonathan Norwood
                                   ---------------------------------------------
                              Name:   Jonathan Norwood
                              Title:  Treasurer


                              SB CORPORATION


                              By:   /s/ Jonathan Norwood
                                   ---------------------------------------------
                              Name:   Jonathan Norwood
                              Title:  Treasurer

                              SHANE HUNTER, INC.


                              By:   /s/ Jonathan Norwood
                                   ---------------------------------------------
                              Name:   Jonathan Norwood
                              Title:  Treasurer

                              MARISA CHRISTINA, INCORPORATED


                              By:   /s/ Jonathan Norwood
                                   ---------------------------------------------
                              Name:   Jonathan Norwood
                              Title:  Treasurer

                              HSBC BANK USA, NATIONAL ASSOCIATION, as
                              a Bank, as Letter of Credit Issuing Bank
                              (for all Letters of Credit other than
                              Existing Letters of Credit) and as Agent


                              By:   /s/ Richard J. Elias
                                   ---------------------------------------------
                              Name:   Richard J. Elias
                              Title:  Vice President

                              THE CIT GROUP/COMMERCIAL
                              SERVICES, INC.


                              By:   /s/ Georgia Tetteris
                                   ---------------------------------------------
                              Name:   Georgia Tetteris
                              Title:  Vice President

                              JPMORGAN CHASE BANK, N.A., as a Bank and as Letter of Credit Issuing Bank (for the Existing Letter of Credit)


                              By:   /s/ Joseph J. Nastri
                                   ---------------------------------------------
                              Name:   Joseph J. Nastri
                              Title:  Senior Vice President

                              ISRAEL DISCOUNT BANK OF NEW
                              YORK, as a Bank


                              By:   /s/ Juan C. Zaino
                                   ---------------------------------------------
                              Name:   Juan C. Zaino
                              Title:  First Vice President

                              By:   /s/ R. David Korngruen
                                   ---------------------------------------------
                              Name:   R. David Korngruen
                              Title:  Vice President

                              BANK OF AMERICA, N.A., as a Bank


                              By:   /s/ Susan L. Callahan
                                   ---------------------------------------------
                              Name:   Susan L. Callahan
                              Title:  Vice President


                              WACHOVIA BANK, NATIONAL
                              ASSOCIATION, as a Bank


                              By:   /s/ Jeff Reeves
                                   ---------------------------------------------
                              Name:   Jeff Reeves
                              Title:  Senior Vice President